SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement       [ ] Confidential, For Use of the
                                          Commission Only
[ ] Definitive Proxy Statement            (as permitted by Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             Independent Bank Corp.
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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                                EXPLANATORY NOTE

This definitive additional material is being filed so the Schedule 14A registration cover and proxy card can be added to the Edgar database.

[X] PLEASE MARK VOTES                                                          |
    AS IN THIS EXAMPLE                                                         |

-------------------------------------         1.   Election of Directors.
       INDEPENDENT BANK CORP.                                                    For All     With-    For All
-------------------------------------                                           Nominees     hold      Except
                                                       W. Paul Clark
Mark box at right if an address change               Robert L. Cushing             [ ]        [ ]       [ ]
or comment has been noted on the                    Benjamin A. Gilmore, II
reverse side of this card.         [ ]               William J. Spence

                                              NOTE: If you do not wish your shares voted "For" a
                                              particular nominee, mark the "For All Except" box and strike
RECORDS DATE SHARES:                          a line through the name(s) of the nominee(s). Your shares
                                              will be voted for the remaining nominee(s).

                                              2.   To consider and act upon any matters incidental to the
                                                   foregoing purposes or any of them, and any other
                                                   business which may properly come before the Annual
                                                   Meeting or any and all adjournments.






                                            |--------------|
Please be sure to sign and date this Proxy. | Date         |
-----------------------------------------------------------   NOTE: Please sign exactly as name appears hereon.
|                                                          |  Joint owners should each sign. When signing as
|                                                          |  attorney, executor, administrator, trustee or
|                                                          |  guardian, please give full title as such.
---------Stockholder sign here-----Co-owner sign here------

DETACH CARD                                                                                         DETACH CARD


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                             INDEPENDENT BANK CORP.


Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are two issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 9, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,



Independent Bank Corp.

                             INDEPENDENT BANK CORP.


The undersigned, having received a Notice of Meeting and Proxy Statement of the Board of Directors dated March 9, 1998 (hereinafter the "Proxy Statement"), hereby appoint(s) John P. Spence, Jr., Douglas H. Philipson and Linda Campion, or any one or more of them attorneys or attorney of the undersigned (with full power of substitution in them and in each of them), for and in the name(s) of the Undersigned to attend the Annual Meeting of Stockholders of Independent Bank Corp. to be held at the Plimoth Plantation, 137 Warren Avenue, Plymouth, Massachusetts 02360 on Thursday, April 9, 1998 at 3:30 p.m. and any adjournment or adjournments thereof, and there to vote and act in regard to all powers the undersigned would possess, if personally present, and especially (but without limiting the general authorization and power hereby given) to vote and act in accordance with the instructions set forth on the reverse side hereof as follows:

Attendance of the undersigned at said Annual Meeting or at any adjournments thereof will not be deemed to revoke this proxy unless the undersigned shall, prior to the vote, affirmatively indicate thereat to the clerk of the Company his or her intention to vote said shares in person. If a fiduciary capacity is attributed to the undersigned, this proxy is signed by the undersigned in that capacity.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 1 ON THE REVERSE SIDE HEREOF. IF NO INSTRUCTIONS ARE INDICATED, THE UNDERSIGNED'S VOTE WILL BE CAST IN THE ELECTION OF THE DIRECTORS FOR THE NOMINEES LISTED IN THE PROXY STATEMENT AND FOR EACH OF THE OTHER NOTICE ITEMS SET FORTH BELOW AND DESCRIBED IN THE PROXY STATEMENT.

The undersigned hereby confer(s) upon said attorneys and proxies and each of them, discretionary authority to vote (a) upon any other matters or proposals not known at the time of solicitation of this proxy which may properly come before the Annual Meeting, and (b) with respect to the selection of directors in the event any nominee for director is unable to stand for election due to death, incapacity or other unforeseen emergency.


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|               PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND                 |
|                 RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.                    |
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HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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